Analyst Day February 19, 2016 Exhibit 99.1

Forward Looking Statements and Non-GAAP Financial Information This presentation contains forward-looking statements within the meaning of federal securities laws, which are subject to risks and uncertainties. All statements other than statements of historical facts contained in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may include words such “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or other words and terms of similar meaning. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and other events and cause them to differ materially from those anticipated in the forward-looking statements. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in our Annual Report on Form 10-K for the year ended December 31, 2015 before deciding to invest in our common stock. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation. This presentation refers to “EBITDA,” “Adjusted EBITDA,” “Adjusted EPS” and “Free Cash Flow.” Adjusted EBITDA, Adjusted EPS, Free Cash Flow and derivations thereof are not measures of financial performance or liquidity under generally accepted accounting principles (“GAAP”) and the use of Adjusted EBITDA, Adjusted EPS and Free Cash Flow is limited because they do not include certain material costs necessary to operate our business. In addition, Adjusted EBITDA, Adjusted EPS and Free Cash Flow, as presented, may not be comparable to similarly titled measures of other companies. We present these non-GAAP measures as we understand investors use them as measures of our historical ability to service debt and compliance with covenants in our senior secured credit facilities. We utilize these non-GAAP measures to make decisions about the use of resources, analyze performance and measure management’s performance with stated objectives. See www.west.com for a reconciliation of Non-GAAP measures contained in this presentation.

Agenda Welcome – Dave Pleiss Overview – Tom Barker Finance – Jan Madsen Unified Communications Services – Scott Etzler Break Safety Services – Ron Beaumont Interactive Services – Skip Hanson Specialized Agent Services / Healthcare / One West – Nancee Berger Wrap Up – Tom Barker Q&A Lunch 3

Today’s Themes Segment details Stability of conferencing Growth opportunities Strong cash flow generation Ability to use cash to make West more valuable

West Corporation Overview We are a leading provider of technology-driven communication services, serving clients in a variety of industries, including: telecommunications, retail, financial, public safety, education, technology and healthcare. 2015 Revenue $2.28B Headquarters Omaha, NE Employees 10,600 The world’s largest provider of conferencing and collaboration solutions, facilitating approximately 167,000,000 conference calls in 2015 Received or delivered over 6.5 Billion multichannel messages in 2015 The leading provider of healthcare advocacy services, covering nearly 40,000,000 lives Managed approximately 65 Billion telephony minutes in 2015 Leading provider of 9-1-1 infrastructure, facilitating over 290,000,000 9-1-1 calls last year

Diversity Across Markets, Customers & Geographies 2015 Segment Performance Strong Growth Dynamics 2015 Sales by Geography Global Scale Selected Customers Leading Customer Base Safety Services Interactive Services Specialized Agent Services Unified Communications Services Healthcare / Pharmaceutical Telecom / Communications / Media Financial Industrial Manufacturing Retail Technology Food / Tourism [Marketing graphics omitted]

Acquisition Strategy and Accomplishments Overall Acquisition Strategy Faster and more profitable growth Drive higher-value activities to West platforms Increase utilization of infrastructure and core competencies Leverage existing client relationships Add adjacent businesses and new markets Fit with West’s business strategy and investment thesis Deliver more favorable EPS and leverage impact over next 3 years vs. stock repurchase or debt pay-down 2014 Acquisitions Four deals, deploying ~$400 million of capital High single-digit revenue growth with Adjusted EBITDA margins of acquired businesses greater than consolidated business 2015 Acquisitions Three deals, deploying $94 million of capital Double-digit revenue growth with Adjusted EBITDA margins of acquired businesses greater than consolidated business

Acquired Companies are Faster Growing and More Profitable with West 2011/2012 Acquisitions (1) TTM Pre-Acquisition 2012 (2) 2013 2014 2015 Revenue from Acquired Companies $190M $210M $230M $260M $280M Revenue Growth NA NA 12% 12% 8% Adj. EBITDA Margin 15% 20% 24% 31% 32% 2014 Acquisitions (1) TTM Pre-Acquisition 2015 (3) Revenue from Acquired Companies $130M $150M Est. Revenue Growth NA 9–11% Adj. EBITDA Margin 26% 32% Best estimates were used in this analysis 2012 includes partial year figures for Hypercube, which was acquired in March 2012 2015 estimated revenue growth is a full year-over-year pro-forma figure, which incorporates a best estimate of acquired company revenue for pre-closing periods in 2014

TTM Adj. EBITDA / Net Investment (1,2) Year of Acquisition Aggregate Purchase Price TTM pre-acquisition (pre- synergies) TTM Multiple after 1st full year (3) Beyond first year 2011/2012 $330M Above West’s EV/EBITDA multiple 5.0x EV/EBITDA Multiple continues to decrease 2014 $400M 7.6x Results of Recent Acquisitions (1) Best estimates were used for this analysis (2) “Net Investment” is equal to the purchase price, less cumulative estimated free cash flow. Free cash flow is equal to estimated unlevered, after-tax operating cash flow less capital expenditures (3) The first full year of the 2011/2012 class of acquisitions is 2013, as Hypercube was acquired in March 2012

Financial Priorities Grow Revenue Profitable organic growth Continue to enhance product portfolio Strategic acquisitions Cross-selling to the enterprise Expand Earnings Operating improvement initiatives Deleveraging Drive sustainable Adjusted EPS growth Drive Cash Flow & Manage Capital Structure Improve working capital efficiency Deploy free cash flow strategically Reduce debt

Capital Structure Capital Structure Highlights Balances as of 12/31/15 $MM, except net leverage Cash $182 Total Secured Debt $2,400 Total Debt $3,400 Net Debt $3,218 Weighted average interest rate: 3.88% 70% floating rate debt, majority with LIBOR floor of 75 bps; target 50% floating rate debt with timeline and structure under review Next debt maturity is 2018 Ability to deleverage over time given strong EBITDA and cash flow generation Ample financing capacity ($400-430M) Net Leverage Multiple* * Total debt is reduced by cash and cash equivalents. Covenant Adjusted EBITDA includes Pro Forma adjustments for acquired entities as is permitted in our debt covenants. 2014 multiple excludes results of divested businesses.

Dividends 2016 Capital Allocation Priorities Debt pay down to decrease interest expense and drive growth in EPS Opportunistic share buybacks will offset dilution and drive additional growth in EPS Pursue accretive acquisition opportunities to accelerate revenue growth Acquisitions and Share Repurchases Debt Paydown $450M – $480M* * Includes 12/31/15 cash on hand, estimated 2016 free cash flow and estimated proceeds from sale of real estate associated with divestiture.

2016 Guidance Revenue $2,276 - $2,346 Adjusted EBITDA* $653 - $679 Adjusted Operating Income $524 - $551 Adjusted EPS – Diluted* $2.93 - $3.09 Cash Flows from Operations* $390 - $420 Capital Expenditures $135 - $160 Free Cash Flow* $235 - $260 * From Continuing Operating Activities 2016 guidance assumes minimum required debt repayments of $24 million, repurchasing 1 million shares and no new acquisitions. Reconciliation to GAAP financial measures can be found at west.com.

2016 Estimated Revenue by Segment Specialized Agent Services Interactive Services Safety Services UCaaS & Telecom Services Conferencing & Collaboration Unified Communications Services segment

2016 - 2017 Operating Margin Initiatives Procure to Pay transformation Consolidation of Enterprise Technology Infrastructure organization Consolidation of Carrier Management organization 2016 guidance assumes 50 to 100 basis point impact to consolidated operating margins

Unified Communication Services Overview Conferencing and Collaboration Services UCaaS Leading Market Share in Collaboration Services Global Distribution Capabilities (800+ Sales Personnel) Strong Margins and Cash Flow Large, Diversified Client Base Industry-leading Cost Structure Recognized as Industry Leading Service Provider Key Highlights Telecom Services 2015 Revenue: $1.47B Operating Income: $378M 25.8% Operating Income Margin Slide 21

Unified Communications Defined

Conferencing & Collaboration
Everyday Meetings & Events

- Web Conference
- Video Conference
- Audio Conference
- Webcasting (Everyday Events)
- Virtual Environments
- CorporateTube (On-Demand)

UCaaS
Managed Voice & Network Services

- Direct IP Connectivity
- PBX Replacement
- Industry Leading Platforms

Unified Communications

- Unified Conferencing & Collaboration
- Unified Messaging
- Unified Telephony

Unified Communications (UC) integrates everyday communications and collaboration solutions, allowing users to easily be reached and reach others.

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Leader in Conferencing & Collaboration Market Worldwide Audio Conferencing Ranking by Volume Attended Unattended Total Audio West West West Cisco AT&T AT&T BT BT BT Orange PGi PGi Verizon Verizon Verizon Source: Wainhouse Research 4% CAGR $M

UCaaS Market Opportunity Our focus is on midmarket clients Cloud Seats (000) On-Premise Seats (000) Hosted Seat Count CAGR = 28% On-Premise Seat Count CAGR = -4% Source: Gartner 2016 Worldwide UCaaS Market: $12B Growing to $17B by 2019 Very Large EE 5,000+ Rev > $1B Large EE 1,000-5,000 Rev $250 - $999M Upper Midmarket EE 500-999, Rev $100 - $249M Lower Midmarket EE 100-499, Rev $50-99M Very Small EE 1-19, Rev < $25M Small EE 20-99, Rev $25-49M

UCaaS Magic Quadrant – Leader 4 consecutive years Webcasting Magic Quadrant Visionary for 2 consecutive years “West Unified Communications Services has one of the most comprehensive portfolios to support communication by knowledge workers. It sells a variety of products, from modest conferencing to large-scale webinar solutions, and offers many options for customization, bundling and billing.” – Gartner, 2015 Web conferencing MQ “West has the tools, processes, experience and infrastructure to consistently deliver a UCaaS solution and user experience. West continues to augment its UCaaS solution with additions, including high-end videoconferencing support, contact center functions, Skype for Business integration and, most recently, the 911 Enable acquisition. – Gartner, 2015 UCaaS MQ

We Sell Solutions, Not Just Technology Offer integrated proprietary and partner services We deploy solutions with our technology Full integration with Skype for Business and Cisco Points of presence globally to offer local support Easy to use/easy to access/very reliable Excellent global quality and support 800-strong global sales force

Managing Margins Average sales price decline poses margin challenges We are maintaining our margins through: Growth in high-margin value added services Leveraging Telecom Services to reduce cost of delivery Revenue pulled through collaboration sales Continuing to utilize IP Cross-selling other services such as streaming, video, and 911 Enable to increase sales efficiency

Challenges and Opportunities – Conferencing & Collaboration Market leader in audio conferencing 25 years of adapting to new technology World’s largest reseller of WebEx Strong industry partnerships with Cisco and others Price pressure on traditional audio conferencing Skype for Business/Office 365 “Free” alternatives Well-funded ventures seeking market share over profitability Leverage Cisco partnership Attack SMB with low-cost, high-margin products Full breadth of solutions in Digital Media/Webcasting space provide unique offering and global advantage Telecom Services provides additional scale and reach to drive lower infrastructure costs Leverage large, global sales force Ability to integrate our technologies with partners to meet customer’s needs Global footprint, very strong sales coverage and blue chip customer base India/China growing fast Strengths Challenges Opportunities for Growth & Margin Improvement

Challenges and Opportunities – UCaaS Recognized leader for successful deployments of Enterprise UCaaS Strong partnership with Cisco technology and sales team Limited awareness of West brand in marketplace Much of UCaaS market is still with smaller businesses – not our emphasis Skype for Business Well-funded ventures seeking market share over profitability Large and growing market Growing global footprint, sales coverage and existing audio conferencing customer base Expand contact center applications globally utilizing Magnetic North platform Provide add-on functionality such as contact center and call recording for basic voice platforms like Skype for Business and Spark Call Leverage Cisco partnership Larger enterprises adopting cloud UC at faster rates Ability to integrate our technologies with partners to meet customer’s needs Full end-to-end cloud UCaaS solution including peering with other leading SaaS providers (Amazon, Salesforce.com, NetSuite and others) Strengths Challenges Opportunities for Growth & Margin Improvement

Safety Services Overview Networking & Routing Mobility & VoIP PSAP Solutions and Services Enterprise 9-1-1 Solutions Leading Provider Long-Term Contracts with High Renewal Rates Strong Expansion into New Vertical Markets Leveraging Core Competencies into the Enterprise Market Public Safety Grade Reliability and Availability Continued Growth in Mobility Safety Solutions Key Highlights 2015 Revenue: $281M Operating Income: $23M 8% Operating Income Margin Slide 35

Safety Services Solutions Location data management to 90% of U.S. wireline market Next Generation routing and data management to 28 million people I3-compliant Emergency Services IP Network (ESInet) Networking and Routing Call handling and geographic information services to PSAPs Positioned well to provide Next Generation functionality PSAP Solutions & Services E9-1-1 call routing for wireless and VoIP network operators, alarm and telematics providers Deliver location information and multimedia call capabilities Mobility and VoIP Expands total addressable market Provides E9-1-1 provisioning capability for location to enterprises across the majority of PBX/UC vendors Enterprise 9-1-1 Solutions Slide 50

Enterprise 9-1-1 Solutions West entered the enterprise 9-1-1 market in 2014 through the acquisition of 911 Enable Expands the total addressable market by Safety Services via the growing market for enterprise 9-1-1 capability on all phones (VoIP and TDM) Solution provides E9-1-1 provisioning capability for location to enterprise customers across the majority of PBX/UC vendors Allows customers to meet compliance with all E9-1-1 standards and legislation while offering the largest E9-1-1 coverage to dispatch centers nationwide

Next Generation 9-1-1 Evolution from feature phones to smartphones has increased the 9-1-1 needs for text messaging, multi-media messaging, voice calls with data, and interactive video calls Next Generation 9-1-1 initiatives provide a new communications infrastructure to allow the general public to create a 9-1-1 interaction using any real-time communication, whether voice, text, or video, from any wired, wireless, or IP-based device Nearly 80% of 9-1-1 calls are now wireless; Wireline volume continues to transition to wireless and VoIP. The prominence of VoIP infrastructure enables NG9-1-1 functionality for PSAPs Frost and Sullivan forecasts the total market for NG9-1-1 to be almost $600M by 2020 Market is still in infancy, only 20% of US population is covered by basic NG9-1-1 capabilities

Challenges and Opportunities – Safety Services Leading technology platform in safety communication and infrastructure services Longstanding relationships with customers and carrier partners Long-term contracts with low customer attrition Solution with ties into the entire public safety ecosystem Increased competition from other providers and new entrants in Next Generation 9-1-1 Carrier concentration – M&A and growth can concentrate carrier pricing power Leading Next Generation 9-1-1 technology advancement, including enterprise VoIP and text-to-9-1-1 White label opportunities with carriers provide substantial channel sales opportunities 2015 cost initiatives will drive margin expansion Strengths Challenges Opportunities for Growth & Margin Improvement

Interactive Services Overview Proactive Notifications & Mobility IVR Self-Service & Routing Leading Provider in Several Verticals Extensible platform, applications and services integration Performance Optimization and Analytics Scale Scope of Services Managed and Professional Services Key Highlights 2015 Revenue: $266M Operating Income: $25M 9.5% Operating Income Margin Slide 45

Verticals We Serve Financial Services, Cable, Telco, Satellite, Travel, Retail Self-service applications, notifications and services for enterprise brands Commercial Notifications, mobile applications and content management for K-12 schools and districts Education Emergency outage and restoration communications Self-service applications, notifications and services Utility Notifications designed to improve patient engagement for healthcare providers, practices and pharmacies Healthcare Slide 50

Growth Driven by Market Trends Always-On Approach Personalized Service Segmented & Differentiated Offers Data and Analytics Driven Modular/ Cloud-based Rising Customer Expectations

Interactive Services Investments $20 Million Data Center Modernization over three years $5+ Million Process/Methodology Advancement and Enterprise Architecture $16 Million CapEx Investments for Customer Experience Management (CXM) over next three years $145 Million Acquisitions to Grow Footprint in Target Verticals

Challenges and Opportunities – Interactive Services Scalability and reliability of platforms, applications and services Integration and flexibility to design, install, and optimize solutions Scope and breadth of services – both products and custom solutions Financial stability and valued enterprise client relationships Undefined market / broad applications Making IT personal Simplifying the complex Anticipating client needs Expansion into prescriptive business analytics Expansion beyond customer care organizations Growth in channel partner program Investments made in 2015 should drive growth and margin expansion in 2016 and beyond Strengths Challenges Opportunities for Growth & Margin Improvement

Specialized Agent Services Overview Revenue Generation Healthcare Advocacy Leading Market Share in Healthcare Advocacy Diverse Portfolio of Clients Sales Productivity Enhancements Key Highlights 2015 Revenue: $277M Operating Income: $30M 10.9% Operating Income Margin Slide 55

Revenue Generation Services Leading providers of business-to-business sales and account management services Dedicated inside sales associates support or replace field sales Higher value, higher complexity sales across diverse product portfolios and decision making processes Primary vertical expertise in Health Care, Consumer Packaged Goods, Financial, Travel and Hospitality, and Building Supplies Slide 62

Challenges and Opportunities – Revenue Generation Services Market leading experience across key verticals Improving sales productivity through innovation and differentiation Tenured leadership team by market segment Leveraging technology to improve sales effectiveness and efficiencies In-house operations Industry consolidation Change in client market strategy Competitors seeking market share over profitability Expand new market development Accelerate existing account growth Execute retention strategies Strengths Challenges Opportunities for Growth & Margin Improvement

Healthcare Advocacy Pioneer and leading provider in Healthcare Advocacy 10,000+ clients reaching over 40 million members Proprietary technology and data analytics Suite of complementary solutions Navigate complex healthcare and insurance-related issues Encourage better health and well-being Improve healthcare outcomes Increase employee productivity and retention Reduce costs Slide 62

Challenges and Opportunities – Healthcare Advocacy Positioned to capitalize on trends in healthcare Highly-recurring revenue (~90%) with low attrition Very strong competitive position – leading provider with unique service offering and strong value proposition Comprehensive offering to more fully engage members (advocacy, wellness, health screenings, EAP, chronic care, personalized communications, price transparency) Proprietary technology platform and data analytics Critical mass of medical professionals Complements West’s Healthcare portfolio Strengths Challenges Opportunities for Growth & Margin Improvement Potential changes in government policy Competition (fragmented)

Population Health Management Health Advocacy Cost Management The global PHM market is estimated to reach $31B in 2020 and will grow at a ~20% CAGR between 2015 and 2020 (2) Healthcare Advocacy, EAP and Corporate Wellness market is estimated to be $15B (2) Based on estimates of payment error rates, the market for cost management is $4-$8B (2) Healthcare Trends 52% of consumers would like access to technology that enables review of quality and satisfaction rankings (1) 72% of consumers are interested in consulting with a provider via email or secure messaging (1) Among consumers with major chronic conditions, use of tech-based monitoring has jumped from 22% to 39% in the last two years (1) Deloitte Center for Health Solutions - Deloitte’s 2015 Survey of US Health Care Consumers Tractica; Markets and Markets; IBISWorld; Internal estimates.

Transition Care Support RX Refill Notification Appointment Reminders Cost Containment Wellness Coaching Access Center Modernization Health Advocacy Medication Adherence Chronic Care Support Data Analytics Routine Care Management Full Spectrum of Integrated Healthcare Solutions We serve a wide range of audiences with diverse needs, including healthcare providers, payers, employers and consumers.

MILLION Dollars in healthcare revenue excluding on-demand conferencing 300 PHARMACY PAYER MANUFACTURER PROVIDER INTERMEDIARY EMPLOYER [Marketing graphics omitted]

We Are Transforming: Our Culture Our Leadership Our Planning Our Process Our Integration One West

Sum of the Parts Valuation Metrics Segment/Business Metric Multiple Basis for Multiple Conferencing Trailing EBITDA 9x-10x PGi sold for 9.5x trailing EBITDA (12/2015) UCaaS Forward Revenue 2x–4x EGHT, RNG, recent M&A Telecom Services Forward EBITDA 4x-5x IQNT, GTT trading at 5-6x forward EBITDA Safety Services Trailing EBITDA 10x-12x TCS sold for 10.7x trailing EBITDA (11/2015) Interactive Services Forward EBITDA 9x-10x Recent M&A Specialized Agent Services Forward EBITDA 8.5x-9.5x Blended multiple based on Healthcare IT/Services, Agent Services

Key Investment Highlights At the end of 2016: Half of revenue from conferencing business Stable, very profitable, strong cash flow Half of revenue from diversified fast growing businesses Free Cash Flow guidance of $235-265M Disciplined capital allocation to add value Acquisitions support revenue growth Debt paydown increases cash flow Dividend and share repurchases increase shareholder value Experienced management team

Thank you